DERIVATIVES	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES	DERIVATIVESThe Company identified certain embedded derivatives related to contingent requirements to repay its Convertible Notes at a substantial premium to par, as well as certain derivatives in its warrants in connection with its term loan. These derivatives were carried at estimated fair value on the consolidated balance sheets as a portion of convertible notes, net and term loan, net. Changes in the estimated fair value of the derivatives are reported as other income (expense) in the consolidated statements of operations and comprehensive loss. See Note 4, Fair Value Measurements, for additional information. As described in Note 1, Description of Business, the embedded derivatives were extinguished at Closing.